SCHEDULE E

TO THE DISTRIBUTION AGREEMENT

CDSC Shares

(Class B Shares)

(Effective as of June 30, 2014)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan Prime Money Market Fund – Class B Shares	JPMorgan Prime Money Market Fund – Class B Shares

JPMorgan Liquid Assets Money Market Fund – Class B Shares	One Group Prime Money Market Fund – Class B Shares

JPMorgan U.S. Treasury Plus Money Market Fund – Class B Shares	One Group U.S. Treasury Securities Money Market Fund – Class B Shares

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund – Class B Shares	JPMorgan Diversified Fund – Class B Shares

JPMorgan Dynamic Small Cap Growth Fund – Class B Shares	JPMorgan Dynamic Small Cap Fund – Class B Shares (name effective until 6/29/07)

JPMorgan Emerging Markets Equity Fund – Class B Shares	JPMorgan Fleming Emerging Markets Equity Fund – Class B Shares

JPMorgan International Equity Fund – Class B Shares	JPMorgan Fleming International Equity Fund – Class B Shares

JPMorgan International Opportunities Fund – Class B Shares	JPMorgan Fleming International Opportunities Fund – Class B Shares

JPMorgan International Value Fund – Class B Shares	JPMorgan Fleming International Value Fund – Class B Shares

JPMorgan Intrepid European Fund – Class B Shares	JPMorgan Fleming Intrepid European Fund – Class B Shares

JPMorgan Growth and Income Fund – Class B Shares	JPMorgan Growth and Income Fund – Class B Shares

JPMorgan Research Market Neutral Fund – Class B Shares	JPMorgan Market Neutral Fund – Class B Shares (name effective until 2/28/10)

JPMorgan Growth Advantage Fund – Class B Shares	JPMorgan Mid Cap Growth Fund – Class B Shares

JPMorgan Mid Cap Value Fund – Class B Shares	JPMorgan Mid Cap Value Fund – Class B Shares

JPMorgan Small Cap Equity Fund – Class B Shares	JPMorgan Small Cap Equity Fund – Class B Shares

Current Name	Prior Name
JPMorgan U.S. Equity Fund – Class B Shares	JPMorgan U.S. Equity Fund – Class B Shares

Undiscovered Managers Behavioral Value Fund – Class B Shares	Undiscovered Managers Behavioral Value Fund – Class B Shares

JPMorgan Realty Income Fund – Class B Shares	Undiscovered Managers REIT Fund – Class B Shares (this name change effective 12/31/05)

JPMorgan Intrepid Mid Cap Fund – Class B Shares	One Group Diversified Mid Cap Fund – Class B Shares and JPMorgan Diversified Mid Cap Fund – Class B Shares

JPMorgan Equity Income Fund – Class B Shares	One Group Equity Income Fund – Class B Shares

JPMorgan Equity Index Fund – Class B Shares	One Group Equity Index Fund – Class B Shares

JPMorgan International Research Enhanced Equity Fund – Class B Shares	One Group International Equity Index Fund – Class B Shares and JPMorgan International Equity Index Fund – Class B Shares (name effective until 6/30/14)

JPMorgan Large Cap Growth Fund – Class B Shares	One Group Large Cap Growth Fund – Class B Shares

JPMorgan Large Cap Value Fund – Class B Shares	One Group Large Cap Value Fund – Class B Shares

JPMorgan Market Expansion Enhanced Index Fund – Class B Shares	One Group Market Expansion Index Fund – Class B Shares and JPMorgan Market Expansion Index Fund – Class B Shares (name effective until 4/30/13)

JPMorgan Multi-Cap Market Neutral Fund – Class B Shares	One Group Market Neutral Fund – Class B Shares

JPMorgan Mid Cap Growth Fund – Class B Shares	One Group Mid Cap Growth Fund – Class B Shares and JPMorgan Diversified Mid Cap Growth Fund – Class B Shares (name effective until 6/27/09)

JPMorgan Small Cap Growth Fund – Class B Shares	One Group Small Cap Growth Fund – Class B Shares

JPMorgan Small Cap Value Fund – Class B Shares	One Group Small Cap Value Fund – Class B Shares

Fixed Income Funds

Current Name	Prior Name
JPMorgan Intermediate Tax Free Bond Fund – Class B Shares	JPMorgan Intermediate Tax Free Income Fund – Class B Shares

JPMorgan New York Tax Free Bond Fund – Class B Shares	JPMorgan New York Intermediate Tax Free Income Fund – Class B Shares

JPMorgan Arizona Municipal Bond Fund – Class B Shares (to be reorganized into JPMorgan Intermediate Tax-Free Bond Fund on or about 8/22/14)	One Group Arizona Municipal Bond Fund – Class B Shares

JPMorgan Core Bond Fund – Class B Shares	One Group Bond Fund – Class B Shares

JPMorgan Government Bond Fund – Class B Shares	One Group Government Bond Fund – Class B Shares

Fixed Income Funds

Current Name	Prior Name
JPMorgan High Yield Fund – Class B Shares	One Group High Yield Bond Fund – Class B Shares and JPMorgan High Yield Bond Fund – Class B Shares (name effective until 9/14/09)

JPMorgan Core Plus Bond Fund – Class B Shares	One Group Income Bond Fund – Class B Shares

JPMorgan Michigan Municipal Bond Fund – Class B Shares (to be reorganized into JPMorgan Intermediate Tax-Free Bond Fund on or about 8/22/14)	One Group Michigan Municipal Bond Fund – Class B Shares

JPMorgan Municipal Income Fund – Class B Shares	One Group Municipal Income Fund – Class B Shares

JPMorgan Ohio Municipal Bond Fund – Class B Shares (to be reorganized into JPMorgan Intermediate Tax-Free Bond Fund on or about 8/22/14)	One Group Ohio Municipal Bond Fund – Class B Shares

JPMorgan Short Duration Bond Fund – Class B Shares	One Group Short-Term Bond Fund – Class B Shares

JPMorgan Short-Intermediate Municipal Bond Fund – Class B Shares	One Group Short-Term Municipal Bond Fund – Class B Shares and JPMorgan Short Term Municipal Bond Fund – Class B Shares (name effective until 4/30/09)

JPMorgan Tax Free Bond Fund – Class B Shares	One Group Tax-Free Bond Fund – Class B Shares

JPMorgan Treasury & Agency Fund – Class B Shares	JPMorgan Treasury & Agency Fund – Class B Shares

JPMorgan Ultra Short Duration Bond Fund – Class B Shares	One Group Ultra Short-Term Bond Fund – Class B Shares and JPMorgan Ultra Short Term Bond Fund – Class B Shares (name effective until 7/1/06)

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund – Class B Shares	One Group Investor Balanced Fund – Class B Shares

JPMorgan Investor Conservative Growth Fund – Class B Shares	One Group Investor Conservative Growth Fund – Class B Shares

JPMorgan Investor Growth & Income Fund – Class B Shares	One Group Investor Growth & Income Fund – Class B Shares

JPMorgan Investor Growth Fund – Class B Shares	One Group Investor Growth Fund – Class B Shares

*        *        *         *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust III

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:	/s/ Laura M. Del Prato

Name:	Laura M. Del Prato

Title:	Treasurer

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Robert L. Young

Name:	Robert L. Young

Title:	Managing Director

E-4